Exhibit 99.1

Banzai Gives Business Update Including End-of-Year 2023 ARR, Additional Executed LOI and End-of-Year 2024 ARR Target

•	ARR for December 2023 was $4.6 million

•	Executed LOI to Acquire Mixed Analytics, a Data Analytics Solution

•	Banzai Targets December 2024 ARR to be $8.1 - $10 million

SEATTLE, WA – February 20, 2024 – Banzai International, Inc. (NASDAQ: BNZI) (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, today announced a business update that includes December 2023 Annual Recurring Revenue (“ARR”), the execution of a non-binding letter of intent (the “LOI”) to acquire Mixed Analytics as well as the Company’s target December 2024 ARR.

Banzai has estimated its December 2023 ARR at $4.6 million. Banzai selected ARR as a key performance metric next to GAAP measures, as it annualizes contracted recurring revenue components of term subscriptions and represents a key metric on which the Company evaluates potential targets under its acquisition strategy.

“We are excited to report an uptick in ARR toward the end of last year and look forward to the growth ahead of us,” said Mark Musburger, CFO of Banzai. “While we will report our Full Year 2024 earnings after we complete the year, we believe the market will benefit from an update on an important performance measurement to help assess our business at this point and going forward.”

Acquisition of Mixed Analytics Would Further Strengthen Suite of Integrated MarTech Solutions

Banzai also announced today that is has signed a non-binding LOI to acquire Mixed Analytics, a data analytics solution that offers an API Connector, enabling users to turn Google Sheets into a data pipeline for direct API data importation from numerous sources like Facebook, YouTube, Instagram, Mailchimp and more. Mixed Analytics helps marketers solve the problem of consistent, flexible data integration to Google Sheets.

The profitable and growing company was founded in 2012 and serves customers from various industries including HubSpot, Google, eBay, Monday.com, L’Oreal and Coinbase. Banzai intends to integrate the capabilities of Mixed Analytics with other Banzai products as part of the Company’s acquisition and cross-selling strategy.

Ana Kravitz, Founder of Mixed Analytics, commented: “Mixed Analytics was built to make API data more accessible and easier to navigate. It allows marketers to pull marketing and sales data from thousands of applications into their spreadsheets so they can analyze their data and uncover insights in one place. I’m excited about the possibility of Mixed Analytics joining Banzai’s portfolio. Their expertise in marketing technology and data-driven solutions makes it the perfect home for the future of Mixed Analytics.”

End-of-Year 2024 Target

Banzai targets December 2024 ARR to be $8.1 - $10 million, based on the Company’s December 2023 ARR, organic growth during the year as demonstrated by January 2024 customer wins and reactivations, and currently signed non-binding LOIs to acquire IGLeads, Cliently, Boast and Mixed Analytics. The targeted December 2024 ARR does not include any additional intended acquisitions.

The midpoint target, or $9.1 million, foresees a 97% increase in ARR, which would be equally attributable to organic growth and the acquisitions currently under LOI. Banzai’s management anticipates tracking the Company’s progress to its targeted December 2024 ARR as part of the Company’s 2024 quarterly earnings reports.

“We continue to believe that 2024 will be a breakout year for Banzai. We’ve signed over 150 new customers in January alone and have signed LOIs to acquire four mission-critical MarTech companies,” said Joe Davy, CEO and Founder of Banzai. “Additionally, we are seeing a robust pipeline for potential future acquisitions, as the trend for consolidation in our industry is gaining momentum.”

Annual recurring revenue refers to revenue, normalized on an annual basis, that Banzai expects to receive from its customers for providing them with products or services. The December 2024 ARR information provided above is based on Banzai’s current estimates of internal growth, the completion of the IGLeads, Cliently, Boast and Mixed Analytics acquisitions and those companies contributing ARR based on current levels and is not a guarantee of future performance. These statements are forward-looking and actual ARR may differ materially. Refer to the “Forward-Looking Statements” section below for information on the factors that could cause Banzai’s actual ARR to differ materially from these forward-looking statements.

About Banzai

Banzai is a marketing technology company that provides essential marketing and sales solutions for businesses of all sizes. On a mission to help their customers achieve their mission, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Square, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io/

Forward-Looking Statements

Certain statements included in this press release are forward-looking statements within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to statements regarding growth in annualized recurring revenue for 2024, growth in Banzai’s business generally, Banzai’s proposed acquisitions and their completion and the potential success and financial contributions of those acquisitions, if completed, the pipeline for future acquisitions by Banzai, estimates and forecasts of, financial and performance metrics, including ARR, projections of market opportunity and market share, expectations and timing related to commercial product launches or success, ability to accelerate and otherwise be successful pursuing Banzai’s go-to-market strategy and capitalize on commercial opportunities . These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Banzai’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are subject to a number of risks and uncertainties, including: the rate of ongoing customer acquisitions; the failure to enter into definitive agreements with, or complete the acquisition of, Mixed Analytics and other proposed acquisition targets; the failure to identify and enter into definitive agreements with, or complete the acquisition of, acquisition targets that the company is currently analyzing or may identify in the future; the failure to maintain Nasdaq listing of Banzai’s securities; changes in domestic and foreign business, market, financial, political and legal conditions; uncertainty of the projected financial information with respect to Banzai; Banzai’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Banzai’s operations and business, including information technology and cybersecurity risks, loss of customers and deterioration in relationships between Banzai and its employees; increased competition; potential disruption of current plans, operations and infrastructure of Banzai as a result of operating as a new public company; difficulties managing growth and expanding operations; the impact of geopolitical, macroeconomic and market conditions; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in its Annual Report on Form 10-K and subsequent Quarterly Reports , the registration statement on Form S-4 declared effective on November 13, 2023, and the definitive proxy statement / prospectus contained therein, in each case, under the heading “Risk Factors,” the registration statement on Form S-1 declared effective on February 14, 2024, and the definitive proxy statement / prospectus contained therein, in each case, under the heading “Risk Factors,” and other documents of Banzai filed, or to be filed, with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect Banzai’s expectations, plans or forecasts of future events and views as of the date of this press release. Banzai anticipates that subsequent events and developments will cause Banzai’s assessments to change. However, while Banzai may elect to update these forward-looking statements at some point in the future, Banzai specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Banzai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investors

Ralf Esper

Gateway Group

949-574-3860

bnzi@gateway-grp.com

Media

Raven Carpenter

BLASTmedia

banzai@blastmedia.com